===============================================================================


                             SUBSCRIPTION AGREEMENT
                                  BY AND AMONG

                                   TNPC, INC.

                             DLJMB FUNDING II, INC.
                     DLJ MERCHANT BANKING PARTNERS II, L.P.
                    DLJ MERCHANT BANKING PARTNERS II-A, L.P.
                         DLJ DIVERSIFIED PARTNERS, L.P.
                        DLJ DIVERSIFIED PARTNERS-A, L.P.
                          DLJ MILLENNIUM PARTNERS. L.P.
                         DLJ MILLENNIUM PARTNERS-A, L.P.
                               DLJ FIRST ESC L.P.
                         DLJ OFFSHORE PARTNERS II, C.V.
                             DLJ EAB PARTNERS, L.P.
                                DLJ ESC II, L.P.

                 CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM

                      ONTARIO TEACHERS' PENSION PLAN BOARD

                                       AND

                                 LJM2-TNPC, LLC


===============================================================================

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE I DEFINITIONS AND GENERAL INTERPRETATION............................  1
   1.1   DEFINITIONS........................................................  1
   1.2   RULES OF CONSTRUCTION..............................................  3
   1.3   HEADINGS...........................................................  3

ARTICLE II SUBSCRIPTION.....................................................  3

   2.1   SUBSCRIPTION BY THE INVESTORS......................................  3
   2.2   STOCKHOLDERS AGREEMENT.............................................  4

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY...................  4

   3.1   ORGANIZATION; GOOD STANDING OF THE COMPANY; CAPITALIZATION.........  4
   3.2   AUTHORITY..........................................................  5
   3.3   DUE EXECUTION AND ENFORCEABILITY...................................  5
   3.4   NO RESTRICTIONS AGAINST PERFORMANCE................................  5
   3.5   THIRD-PARTY AND GOVERNMENTAL CONSENTS..............................  5
   3.6   LITIGATION.........................................................  6
   3.7   NO BROKER'S FEES...................................................  6
   3.8   BOOKS AND RECORDS..................................................  6
   3.9   DISCLOSURE.........................................................  6
   3.10  COMPLIANCE WITH LAWS...............................................  6

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE INVESTORS..................  7

   4.1   ORGANIZATION; GOOD STANDING........................................  7
   4.2   AUTHORITY..........................................................  7
   4.3   DUE EXECUTION AND ENFORCEABILITY...................................  7
   4.4   NO RESTRICTIONS AGAINST PERFORMANCE................................  7
   4.5   THIRD-PARTY AND GOVERNMENTAL CONSENTS..............................  8
   4.6   ACCREDITED INVESTORS...............................................  8

ARTICLE V ADDITIONAL AGREEMENTS.............................................  9

   5.1   CONFIDENTIALITY....................................................  9
   5.2   FURTHER ASSURANCES.................................................  9
   5.3   EXPENSES...........................................................  9

ARTICLE VI CLOSING; CONDITIONS TO CLOSING................................... 10

   6.1   LOCATION AND TIME OF CLOSING....................................... 10
   6.2   CONDITIONS TO OBLIGATIONS OF THE COMPANY........................... 10
   6.3   CONDITIONS TO OBLIGATIONS OF THE INVESTORS......................... 10

ARTICLE VII INDEMNIFICATION................................................. 11

   7.1   SURVIVAL........................................................... 11
   7.2   THE COMPANY'S AGREEMENT TO INDEMNIFY............................... 11
   7.3   INVESTORS'AGREEMENT TO INDEMNIFY................................... 11
   7.4   MATTERS INVOLVING THIRD PARTIES.................................... 11
   7.5   EXCLUSIVE REMEDY; LIMITATION ON DAMAGES............................ 12
   7.6   EXPRESS NEGLIGENCE CLAUSE.......................................... 13

ARTICLE VIII GENERAL PROVISIONS............................................. 13

   8.1   ENTIRE AGREEMENT; TERMINATION OF PRIOR AGREEMENT................... 13


   8.2   WAIVERS AND AMENDMENTS............................................. 13
   8.3   NOTICES............................................................ 14
   8.4   GOVERNING LAW; VENUE; SUBMISSION TO SERVICE OF PROCESS............. 16
   8.5   BINDING EFFECT; ASSIGNMENT......................................... 16
   8.6   SEVERABILITY....................................................... 16
   8.7   COUNTERPARTS....................................................... 17
   8.8   SPECIFIC PERFORMANCE............................................... 17


EXHIBITS:
---------
EXHIBIT 1.1(a)  - Form of Special Warrant
EXHIBIT 1.1(b)  - Amendment No. 2 to the Stockholders Agreement
EXHIBITS 1.1(c)  - Opinion to be delivered on behalf of the Company

SCHEDULES:
----------
SCHEDULE 3.1  - Agreements to Acquire Securities

                             SUBSCRIPTION AGREEMENT

         THIS SUBSCRIPTION AGREEMENT, dated as of July 10, 2000 (this "Agreement") is by and among DLJMB Funding II, Inc., DLJ Merchant Banking Partners II, L.P., DLJ Merchant Banking Partners II-A, L.P., DLJ Diversified Partners, L.P., DLJ Diversified Partners-A, L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners-A, L.P., DLJ First ESC L.P., DLJ Offshore Partners II, C.V, DLJ EAB Partners, L.P., DLJ ESC II, L.P. (together, the "DLJMB Investors"), the California Public Employees' Retirement System ("CalPERS"), the Ontario Teachers' Pension Plan Board ("OTP"), LJM2-TNPC, LLC, a Delaware limited liability company ("LJM2") (together, the "Investors") and TNPC, Inc. (formerly EMW Energy Services Corp.), a Delaware corporation (the "Company").

         WHEREAS, the Investors have agreed to contribute to the Company an aggregate of $97,500,000 cash in exchange for Special Warrants on the terms set forth herein;

         WHEREAS, the DLJMB Investors intend to purchase the Special Warrants in satisfaction of their stock purchase rights set forth in Section 2.4 of the Stockholders Agreement; and

         WHEREAS, the purpose of the Company shall be to engage in the retail marketing and retail sale of natural gas, electricity and other commodities, products and services to residential and small commercial customers in the United States;

         NOW, THEREFORE, for and in consideration of the foregoing premises, mutual covenants, rights and obligations set forth herein, the benefits to be derived therefrom and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged by the parties hereto, the parties hereto agree as follows:

                                    ARTICLE I
                     DEFINITIONS AND GENERAL INTERPRETATION

         1.1 DEFINITIONS. The following terms shall be used in this Agreement with the meanings set forth in this Section 1.1:

         "AMENDED CHARTER" means the Amended and Restated Certificate of Incorporation of the Company, as amended to date.

         "AMENDMENT NO. 2 TO THE STOCKHOLDERS AGREEMENT" means Amendment No. 2 to the Stockholders Agreement entered into among the Company, the Investors and certain other stockholders of the Company in the form attached as EXHIBIT 1.1(b) hereto.

         "BUSINESS" means the business of selling natural gas and electricity to residential customers.

         "CLOSING" has the meaning set forth in Section 6.1.

         "COMMON STOCK" means shares of the Company's voting common stock, par value $.01 per share, and the Non-Voting Common Stock, having the terms set forth in the Amended Charter.

         "DAMAGES" has the meaning set forth in Section 7.2.

         "GOVERNMENTAL AUTHORITY" means any court, judicial or quasi-judicial or administrative agency or body or commission or other governmental or other regulatory authority or agency.

         "INDEMNIFIED PARTY" has the meaning set forth in Section 7.4.

         "INDEMNIFYING PARTY" has the meaning set forth in Section 7.4.

         "LAWS" means all (a) federal, state, local or foreign laws, statutes, ordinances, judgments, decrees, rules and regulations, (b) orders, (c) permits and (d) agreements with federal, state, local or foreign regulatory authorities or agencies to which the Company or an Investor, as the case may be, is a party or by which it is bound.

         "LIEN" means, with respect to any asset, any mortgage, lien (including mechanics, warehousemen, laborers and landlords liens), claim, pledge, charge, security interest, preemptive right, right of first refusal, option, judgment or encumbrance of any kind in respect of or affecting such asset.

         "MATERIAL ADVERSE EFFECT" means any event, condition, effect or change (or series of such occurrences, as a whole or individually) that is or would be materially adverse to the business, results of operations, condition (financial or otherwise), business, assets, liabilities or prospects of the person or entity to which reference is made.

         "NON-VOTING COMMON STOCK" means the non-voting common stock, par value $.01 per share, of the Company, having the terms set forth in the Amended Charter.

         "REGISTRATION STATEMENT" means the draft registration statement of TNPC, Inc. on Form S-1 dated July 7, 2000.

          "SECURITIES" has the meaning set forth in Section 4.6(a).

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SPECIAL WARRANTS" means the warrants to purchase shares of Non-Voting Common Stock having the terms set forth in the form of warrant attached as
EXHIBIT 1.1(a) hereto.

         "STOCKHOLDERS AGREEMENT" means the Stockholders Agreement entered into among the Company, the DLJMB Investors, G.E. Capital Equity Investments, Inc., CalPERS, OTP, Enron

Energy Services, LLC and Cortez Energy Services, LLC on January 6, 2000, as amended by Amendment No. 1 to the Stockholders Agreement dated June 30, 2000, and Amendment No. 2 to the Stockholders Agreement.

         1.2 RULES OF CONSTRUCTION. The definitions in Section 1.1 herein and elsewhere in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The words "herein," "hereof," "hereto" and "hereunder" and words of similar import refer to this Agreement in its entirety and not to any part hereof unless the context shall otherwise require. All references herein to "Sections" and "Articles" shall be deemed references to sections and articles of this Agreement unless the context shall otherwise require. Unless the context shall otherwise require, any references to any agreement or other instrument or statute or regulation are to it as amended and supplemented from time to time (and, in the case of a statute or regulation, to any corresponding provisions of successor statutes or regulations).

         1.3 HEADINGS. The Article and Section headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.


                                   ARTICLE II
                                  SUBSCRIPTION

         2.1     SUBSCRIPTION BY THE INVESTORS.

         (a) CASH CONTRIBUTIONS. Subject to the terms and conditions of this Agreement, at the Closing, the Investors shall contribute as a capital contribution to the Company, and the Company shall accept from the Investors, the following cash contributions:


                  INVESTOR                      CASH CONTRIBUTION
                  --------                      -----------------
                  DLJMB Investors               $ 7,500,000
                  CalPERS                       $25,000,000
                  OTP                           $15,000,000
                  LJM2                          $50,000,000

Such contributions shall be made by wire transfer of immediately available funds to an account or accounts designated by the Company at least two (2) Delaware business days prior to Closing.

         (b) ISSUANCE OF WARRANTS TO THE INVESTORS. In consideration for the foregoing, at the Closing, subject to the terms and conditions of this Agreement, the Company will issue to the Investors the number of Special Warrants set forth below:

                                                 SPECIAL
                                                 -------
                  INVESTOR                       WARRANTS
                  --------                       --------
                  DLJMB Investors                  3,489
                  CalPERS                         11,629
                  OTP                              6,978
                  LJM2                            23,258

         (c) ALLOCATION AMONG DLJMB INVESTORS. The DLJMB Investors jointly agree that the cash contributions to be made by the DLJMB Investors pursuant to
Section 2.1(a) above and the Securities to be issued to the DLJMB Investors pursuant to Section 2.1(b) above shall be allocated among the DLJMB Investors in such manner as the DLJMB Investors shall advise the Company in writing at least two (2) Delaware business days prior to Closing.

         (d) DELIVERY OF OPINION. In connection with the issuance of such Special Warrants, the Investors shall receive an opinion of Vinson & Elkins L.L.P. in the form of Exhibit 1.1(c).

         2.2 AMENDMENT NO. 2 TO THE STOCKHOLDERS AGREEMENT. At the Closing, subject to the terms and conditions of this Agreement, the Company, each of the Investors and certain other stockholders of the Company will execute and deliver Amendment No. 2 to the Stockholders Agreement.


                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to each of the Investors as of the date hereof that:

         3.1     ORGANIZATION; GOOD STANDING OF THE COMPANY; CAPITALIZATION.

         (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted. The Company is duly qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such qualification necessary, except where the failure so to qualify and be in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (b) The authorized capital stock of the Company consists of 2,000,000 shares of Common Stock of which 1,000,000 shares are designated as Non-Voting Common Stock, and 50,000 shares of preferred stock, par value $.01 per share. The number of issued and outstanding shares of capital stock of the Company is as follows: (i) voting Common Stock, 105,502 shares; (ii) Non-Voting Common Stock, 10,322 shares; and (iii) preferred stock, no shares. There are no outstanding options, warrants, commitments, agreements or any other rights of any character entitling any person or entity to acquire shares of capital stock or securities convertible or exchangeable for capital stock in the Company except as set forth on SCHEDULE
3.1 hereto. The Company does not own any equity interest in any other entity except for its subsidiaries TNPC Holdings, Inc. and The New Power Company.

         (c) The Special Warrants when issued will be duly authorized and validly issued. The Common Stock to be issued upon valid exercise of the Special Warrants in accordance with their terms, will be duly authorized and adequately reserved in contemplation of the exercise of the Special Warrants and, when issued and delivered in accordance with the terms of the Special Warrants, will be validly issued, fully paid, non-assessable and free and clear of all Liens (other than those arising under the Stockholders Agreement), and the issuance thereof will not have been subject to any preemptive rights or made in violation of any applicable Law.

         3.2 AUTHORITY. The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and Amendment No. 2 to the Stockholders Agreement and to consummate the transactions contemplated hereby and thereby. The Company has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.

         3.3 DUE EXECUTION AND ENFORCEABILITY. This Agreement and Amendment No. 2 to the Stockholders Agreement constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application referring to or affecting enforcement of creditors' rights and general principles of equity.

         3.4 NO RESTRICTIONS AGAINST PERFORMANCE. Neither the execution, delivery nor performance of this Agreement or Amendment No. 2 to the Stockholders Agreement by the Company nor the consummation by the Company of the transactions contemplated by this Agreement or Amendment No. 2 to the Stockholders Agreement will, with or without the giving of notice or the passage of time, or both, violate any provisions of, conflict with, result in a breach of, constitute a default under (or give rise to any right of termination, cancellation or acceleration), or result in the creation or imposition of any Lien under: (a) the organizational documents of the Company;
(b) any Law that is applicable to the Company or any of its subsidiaries or any of their respective properties or assets; (c) any contract, indenture, instrument, agreement, mortgage, lease, right or other obligation or restriction to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties or assets is or may be bound; or (d) any order, judgment, writ, injunction, decree, license, franchise, permit or other authorization of any Governmental Authority by which the Company or any of its subsidiaries or any of their respective properties or assets are or may be bound, except in the case of clauses (b) and (c), as would not individually or in the aggregate have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

         3.5 THIRD-PARTY AND GOVERNMENTAL CONSENTS. Except for the stockholder consent required as provided in Amendment No. 2 to the Stockholders Agreement, no approval, consent, waiver, order or authorization of, or registration, qualification, declaration, or filing with, or notice to, any Governmental Authority or other third party is required to be made or obtained on the part of the Company or its subsidiaries in connection with the execution and delivery of this Agreement and Amendment No. 2 to the Stockholders Agreement or the issuance of the Special Warrants as contemplated hereby.

         3.6 LITIGATION. There is no judicial or administrative action, suit, proceeding (whether adjudicatory, rule-making, licensing or otherwise) or investigation pending or, to the knowledge of the Company, threatened in law or equity against the Company or its subsidiaries, relating to the Company or its subsidiaries or the transactions contemplated by this Agreement before any Governmental Authority, that would have a Material Adverse Effect on the Company and its subsidiaries taken as a whole, or on the ability of the Company to consummate the transactions contemplated hereby or to carry on the Business as currently contemplated.

         3.7 NO BROKER'S FEES. No agent, broker or other person is or may be entitled to a commission or finder's fee from the Company in connection with the transactions contemplated by this Agreement.

         3.8 BOOKS AND RECORDS. The books of account, minute books, stock record books and other records of the Company are complete and correct in all material respects and have been maintained in accordance with sound business practices, including the maintenance of adequate systems of internal controls. The minute books of the Company contain accurate and complete records of all meetings held of, and material corporate action taken by, the stockholders, the Board of Directors and any committees of the Board of Directors of the Company.

         3.9 DISCLOSURE. To the knowledge of the Company, the representations and warranties made by the Company contained in this Agreement, together with all written and oral information provided to the Investors in connection with the transactions contemplated hereby, including, without limitation, the Registration Statement, do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements and facts contained herein or therein, in light of the circumstances in which they were or are made, not false or misleading.

         3.10 COMPLIANCE WITH LAWS. The Business is being conducted by the Company in compliance with all applicable Laws other than such Laws as the violation of which would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole. The Company is currently not conducting the Business in violation of any applicable Laws the violation of which would have a Material Adverse Effect on the ability of the Company to conduct the Business in the future. The Company or one of its subsidiaries holds or has applied for all permits from all Governmental Authorities and third parties necessary for the lawful conduct of the Business to the extent conducted by the Company and its subsidiaries as of the date hereof other than those permits that would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole. The Company is and has been in compliance with, and, to the knowledge of the Company, is not under investigation with respect to or been given notice of any violation of, any such permit as would have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.


                                   ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

         Each Investor severally, and not jointly, represents and warrants to the Company as of the date hereof that:

         4.1 ORGANIZATION; GOOD STANDING. Such Investor is duly organized or formed (as the case may be), validly existing and, in the case of the Investors other than CalPERS, in good standing under the laws of the jurisdiction in which it is organized or formed, with full corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted.

         4.2 AUTHORITY. Such Investor has the corporate or similar power and authority to execute, deliver and perform its obligations under this Agreement and Amendment No. 2 to the Stockholders Agreement and to consummate the transactions contemplated hereby and thereby. Such Investor has taken all necessary corporate or similar action to authorize its execution, delivery and performance of this Agreement and Amendment No. 2 to the Stockholders Agreement.

         4.3 DUE EXECUTION AND ENFORCEABILITY. This Agreement and Amendment No. 2 to the Stockholders Agreement constitute legal, valid and binding obligations of such Investor, enforceable against such Investor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application referring to or affecting enforcement of creditors' rights and general principles of equity.

         4.4 NO RESTRICTIONS AGAINST PERFORMANCE. Neither the execution, delivery nor performance by such Investor of this Agreement or Amendment No. 2 to the Stockholders Agreement, nor the consummation by such Investor of the transactions contemplated by this Agreement or Amendment No. 2 to the Stockholders Agreement will, with or without the giving of notice or the passage of time, or both, violate any provisions of, conflict with, result in a breach of, constitute a default under, or result in the creation or imposition of any Lien under: (a) the organizational or governing documents of such Investor; (b) any Law that is applicable to such Investor or any of its properties or assets; (c) any contract, indenture, instrument, agreement, mortgage, lease, right or other obligation or restriction to which such Investor is a party or by which it or any of its properties or assets are or may be bound; or (d) any order, judgment, writ, injunction, decree, license, franchise, permit or other authorization of any Governmental Authority by which such Investor or any of its properties or assets are or may be bound, except in each of the foregoing cases as would not individually or in the aggregate have a Material Adverse Effect on such Investor or materially impair the ability of such Investor to consummate the transactions contemplated hereby.

         4.5 THIRD-PARTY AND GOVERNMENTAL CONSENTS. Except as previously obtained, no approval, consent, waiver, order or authorization of, or registration, qualification, declaration, or filing with, or notice to, any Governmental Authority or other third party is required on the part of such Investor in connection with the execution and delivery of this Agreement by such Investor or the consummation of the transactions contemplated hereby or thereby.

         4.6     ACCREDITED INVESTORS.

         (a) Such Investor is acquiring the Special Warrants to be acquired by it under this Agreement (including, for purposes of this representation and warranty, the shares of Common Stock underlying such Special Warrants) (collectively, the "Securities") for its own account, for investment purposes, and not with a view to, or for resale in connection with, any public distribution of the Securities in violation of the federal securities laws.

         (b) Such Investor understands that the Securities have not been registered under the Securities Act or any federal or state law by reason of specific exemptions under the provisions thereof, the availability of which depend in part upon the accuracy of its representations made in this Section 4.6.

         (c) Such Investor understands that the Company is relying upon the representations and agreements contained in this Section 4.6 for the purpose of determining whether this transaction meets the requirements for such exemptions.

         (d) Such Investor is an "accredited investor" as defined in Rule 01(a) of Regulation D under the Securities Act.

         (e) Such Investor has such knowledge, skill and experience in business, financial and investment matters that it is capable of evaluating the merits and risks of an investment in the Securities. The undersigned recognizes that an investment in the Securities is a speculative investment involving a high degree of risk.

         (f) Such Investor understands that the Securities are "restricted securities" under applicable federal securities laws and that the Securities Act and the rules of the Securities and Exchange Commission thereunder provide in substance that it may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and it understands that, notwithstanding the Registration Statement provided to such Investor by the Company, the Company has no obligation to register any of the Securities or securities issuable upon conversion or exercise thereof, thereunder, except as contemplated by the Stockholders Agreement and Amendment No. 2 to the Stockholders Agreement.

         (g) Such Investor has been furnished by the Company all information (or provided access to all information) regarding the business and financial condition of the Company, its expected plans for future business activities, the attributes of the Securities and the merits and risks of an investment in the Securities that it has requested or otherwise needs to evaluate the investment in the Securities.

         (h) Such Investor is not purchasing the Securities as a result of any form of general solicitation or general advertising.


                                   ARTICLE V
                             ADDITIONAL AGREEMENTS

         5.1 CONFIDENTIALITY. Each party hereto shall hold and shall cause its employees, auditors, attorneys, financial advisors, bankers and other consultants to hold in strict confidence, unless compelled to disclose by judicial or administrative process or by other requirements of Law, all confidential or proprietary documents and information concerning any other party furnished to it by such other party or its representatives in connection with the transactions contemplated by this Agreement (except to the extent that such information can be shown to have been (a) previously known by the party to which it was furnished other than as a result of the evaluation or negotiation of the transactions contemplated by this Agreement, or (b) in the public domain through no fault of such party), and each party shall treat such information as the sole property of the party furnishing the information and it shall not release or disclose such information to any other person, except its employees, auditors, attorneys, financial advisors, bankers and other consultants and advisors in connection with this Agreement who agree to be bound by the forgoing. If the transactions contemplated by this Agreement are not consummated, such confidence shall be maintained except to the extent such information comes into the public domain through no fault of the party required to hold it in confidence, and such information shall not be used to the detriment of, or in relation to any investment in, the other party, and all such documents (including copies thereof) shall be destroyed or returned to the other party. Each party shall be deemed to have satisfied its obligation to hold confidential, proprietary or other information concerning or supplied by the other parties if it exercises the same care as it takes to preserve confidentiality for its own similar information.

         5.2 FURTHER ASSURANCES. Each party hereto, upon the request of any other party hereto, shall do all such further acts and execute, acknowledge and deliver all such further instruments and documents as may be necessary or desirable to carry out the transactions contemplated by this Agreement.

         5.3 EXPENSES. All costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such cost or expense, provided that, within 60 days after the Closing, the Company shall reimburse each of (i) the DLJMB Investors, (ii) CalPERS, (iii) OTP and (iv) LJM2 for all reasonable documented out of pocket expenses (including legal fees and expenses) incurred in connection with the transactions contemplated by this Agreement, up to a maximum of $20,000 for each of (i) the DLJMB Investors, (ii) CalPERS, (iii) OTP and (iv) LJM2.

                              ARTICLE VI CLOSING;
                             CONDITIONS TO CLOSING

         6.1 LOCATION AND TIME OF CLOSING. The closing (the "Closing") of the transactions contemplated hereby shall take place on the later of July 12, 2000 or the second business day following satisfaction of the conditions to Closing set forth in Sections 6.2 and 6.3 (other than conditions that by their nature are to be satisfied at Closing) at the offices of Vinson & Elkins L.L.P., First City Tower, 1001 Fannin Street, Houston, Texas 77002, at 10:00 a.m., local time, or, at such other time or place as the parties hereto shall agree. The date of the Closing is herein referred to as the "Closing Date."

         6.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligations of the Company to be performed at the Closing are subject to the satisfaction of the conditions set forth in this Section 6.2.

         (a) No action or proceeding before any court or Governmental Authority shall have been instituted seeking to restrain, prohibit, or otherwise interfere with the transactions contemplated hereby.

         (b) The Investors shall have performed in all material respects all of their obligations under this Agreement required to be performed by them on or prior to the Closing Date.

         (c) The representations and warranties of each Investor contained in this Agreement that are qualified by reference to materiality or Material Adverse Effect shall be true and correct, and any such representations and warranties that are not so qualified shall be true and correct in all material respects, at and as of the Closing Date, as if made at and as of such date, except that representations and warranties made as of a specific date need be true only as of that date.

         6.3 CONDITIONS TO OBLIGATIONS OF THE INVESTORS. The respective obligations of each Investor to be performed at Closing are subject to the satisfaction of the conditions set forth in this Section 6.3.

         (a) No action or proceeding before any court or Governmental Authority shall have been instituted seeking to restrain, prohibit, or otherwise interfere with the transactions contemplated hereby.

         (b) The Company shall have performed in all material respects all of its obligations under this Agreement required to be performed by it on or prior to the Closing Date.

         (c) The representations and warranties of the Company contained in this Agreement that are qualified by reference to materiality or Material Adverse Effect shall be true and correct, and any such representations and warranties that are not so qualified shall be true and correct in all material respects at and as of the Closing Date, as if made at and as of such date, except that representations and warranties made as of a specific date need be true only as of that date.

         (d) The Investors shall have received an opinion of Vinson & Elkins L.L.P. or other counsel to the Company reasonably acceptable to the Investors covering the matters described on EXHIBIT 1.1(c) hereto.


                                  ARTICLE VII
                                INDEMNIFICATION

         7.1     SURVIVAL

         (a) All of the representations and warranties of the Company and the Investors shall survive the date hereof and continue in full force and effect for a period of two (2) years thereafter, after which they shall terminate and be of no further force or effect; provided that the representations set forth in Sections 3.1 and 4.1 shall survive the date hereof for the applicable statute of limitations.

         (b) All of the covenants of the parties hereto that are intended to be performed after the date hereof shall survive the date hereof.

         7.2 THE COMPANY'S AGREEMENT TO INDEMNIFY. Subject to the terms and conditions of this Article VII, the Company hereby agrees to indemnify, defend and hold harmless the Investors, from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including, without limitation, interest, penalties and attorney's fees and expenses (collectively, "Damages"), asserted against, resulting to, imposed upon or incurred by the Investors, directly or indirectly, by reason of or resulting from any breach of any representation, warranty or agreement of the Company contained in or made pursuant to this Agreement, provided that, in the case of a breach of a representation or warranty, a written claim for indemnification against the Company is given pursuant to Section 8.3 below within the survival period set forth in Section 7.1(a).

         7.3 INVESTORS' AGREEMENT TO INDEMNIFY. Subject to the terms and conditions of this Article VII, each Investor, severally and not jointly, hereby agrees to indemnify, defend and hold harmless the Company from and against any and all Damages asserted against, resulting to, imposed upon or incurred by the Company, directly or indirectly, by reason of or resulting from a breach of any representation, warranty or agreement of such Investor contained in or made pursuant to this Agreement, provided that, in the case of a breach of a representation or warranty, a written claim for indemnification against the Investors is given pursuant to Section 8.3 below within the survival period set forth in Section 7.1(a).

         7.4 MATTERS INVOLVING THIRD PARTIES. If any third party shall notify any party hereto (the "Indemnified Party") with respect to any matter which may give rise to a claim for indemnification against any other party hereto (the "Indemnifying Party") under this Article VII, then the Indemnified Party shall notify each Indemnifying Party thereof promptly; PROVIDED, HOWEVER, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any liability or obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced as a result of such delay. In the event any Indemnifying Party notifies the Indemnified Party within thirty (30) days after the Indemnified Party has given notice of the matter that the Indemnifying Party is assuming the defense thereof, (A) the Indemnifying Party will defend the Indemnified Party against the matter with counsel of its choice reasonably satisfactory to the Indemnified Party, (B) the Indemnified Party may retain separate co-counsel at its sole cost and expense (except that the Indemnifying Party will be responsible for the fees and expenses of the separate co-counsel to the extent the Indemnified Party has been advised by counsel that (i) the counsel the Indemnifying Party has selected has a conflict of interest or (ii) there may be one or more legal defenses available to the Indemnified Party that are different from or additional to those available to the Indemnifying Party), (C) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the matter without the written consent of the Indemnifying Party (not to be withheld unreasonably), and (D) the Indemnifying Party will not consent to the entry of any judgment with respect to the matter, or enter into any settlement which does not include a provision whereby the plaintiff or claimant in the matter releases the Indemnified Party from all liability with respect thereto, without the written consent of the Indemnified Party (not to be withheld unreasonably). In the event no Indemnifying Party notifies the Indemnified Party within thirty (30) days after the Indemnified Party has given notice of the matter that the Indemnifying Party is assuming the defense thereof, however, the Indemnified Party may defend against, or enter into any settlement with respect to, the matter in any manner it reasonably may deem appropriate. At any time after commencement of any such action, any Indemnifying Party may request an Indemnified Party to accept a bona fide offer from the other parties to the action for a monetary settlement payable solely by such Indemnifying Party (which does not burden or restrict the Indemnified Party nor otherwise prejudice it) whereupon such action shall be taken unless the Indemnified Party determines that the dispute should be continued, in which case the Indemnifying Party shall be liable for indemnity hereunder only to the extent of the lesser of (i) the amount of the settlement offer or (ii) the amount for which the Indemnified Party may be liable with respect to such action. In addition, the party controlling the defense of any third party claim shall deliver, or cause to be delivered, to the other party copies of all correspondence, pleadings, motions, briefs, appeals or other written statements relating to or submitted in connection with the defense of the third party claim, and timely notices of, and the right to participate in (as an observer) any hearing or other court proceeding relating to the third party claim.

         7.5     EXCLUSIVE REMEDY; LIMITATION ON DAMAGES

         (a) NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY AND EXCEPT AS PROVIDED IN THE PROVISO CLAUSE TO THIS SENTENCE AND IN SECTION 8.8, IN CONNECTION WITH ANY CLAIM MADE BY A PARTY AGAINST ANOTHER PARTY HEREUNDER, THE CLAIMING PARTY SHALL NOT BE ENTITLED TO RECOVER

ANY PUNITIVE, CONSEQUENTIAL, SPECIAL, INCIDENTAL OR INDIRECT DAMAGES (INCLUDING, WITHOUT LIMITATION, ANY EXEMPLARY DAMAGES, TREBLE DAMAGES, PENALTIES, OR LOSS OF PROFITS OR INCOME), WHETHER BASED ON STATUTE, IN TORT, CONTRACT OR OTHERWISE, REGARDLESS OF WHETHER SUCH DAMAGES MAY BE AVAILABLE UNDER APPLICABLE LAW OR OTHERWISE, AND WHETHER OR NOT ARISING FROM A PARTY'S SOLE, JOINT OR CONCURRENT NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT, THE PARTIES HERETO HEREBY WAIVING THEIR RIGHT, IF ANY, TO RECOVER SUCH DAMAGES IN CONNECTION WITH ANY CLAIMS HEREUNDER; PROVIDED, HOWEVER, THAT (A) IN NO EVENT SHALL SUCH LIMITATIONS OR RESTRICTIONS PREVENT A PARTY FROM RECOVERING ITS ACTUAL DAMAGES AND (B) THE FOREGOING LIMITATIONS AND RESTRICTIONS SHALL NOT APPLY TO ANY SUCH DAMAGES THAT ARE ATTRIBUTABLE TO THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD OF THE PARTY AGAINST WHOM SUCH CLAIM IS MADE.

         (b) THE COMPANY AND THE INVESTORS AGREE THAT THEIR SOLE RESPECTIVE RIGHTS FOR ANY RECOURSE OF ANY KIND WITH RESPECT TO ANY BREACHES OF ANY REPRESENTATIONS, WARRANTIES OR COVENANTS UNDER THIS AGREEMENT SHALL BE THEIR RESPECTIVE RIGHTS TO INDEMNIFICATION AS EXPRESSLY SET FORTH IN THIS ARTICLE VII.

         7.6 EXPRESS NEGLIGENCE CLAUSE. THE PARTIES HERETO INTEND THAT THE INDEMNITIES SET FORTH IN THIS ARTICLE VII BE CONSTRUED AND APPLIED AS WRITTEN ABOVE NOTWITHSTANDING ANY RULE OF CONSTRUCTION TO THE CONTRARY. WITHOUT LIMITING THE FOREGOING, THE INDEMNITIES SHALL APPLY NOTWITHSTANDING ANY STATE'S "EXPRESS NEGLIGENCE RULE" OR SIMILAR RULE THAT WOULD DENY COVERAGE BASED ON AN INDEMNITEE'S SOLE, CONCURRENT OR CONTRIBUTORY ACTIVE OR PASSIVE NEGLIGENCE OR GROSS NEGLIGENCE OR STRICT LIABILITY. IT IS THE INTENT OF THE PARTIES THAT, TO THE EXTENT PROVIDED IN THIS ARTICLE VI, THE INDEMNITIES SET FORTH HEREIN SHALL APPLY TO AN INDEMNITEE'S SOLE, CONCURRENT OR CONTRIBUTORY ACTIVE OR PASSIVE NEGLIGENCE, GROSS NEGLIGENCE OR STRICT LIABILITY. THE PARTIES AGREE THAT THIS PROVISION IS "CONSPICUOUS" FOR PURPOSES OF ALL STATE LAWS.


                                  ARTICLE VIII
                               GENERAL PROVISIONS

         8.1 ENTIRE AGREEMENT; TERMINATION OF PRIOR AGREEMENT. This Agreement (including the exhibits and schedules) contains the entire agreement among the parties with respect to the subject matter hereof and the related transactions and supersedes all prior agreements, written or oral, with respect thereto.

         8.2 WAIVERS AND AMENDMENTS. This Agreement may be amended, superseded, canceled, renewed or extended only by a written instrument signed by the parties hereto. The provisions hereof may be waived in writing by the parties hereto. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

         8.3     NOTICES.

         (a) Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally by hand or by recognized overnight courier, telecopied or mailed (by registered or certified mail, postage prepaid) as follows:

                 (i)      If to DLJMB Investors, then to:

                          277 Park Avenue
                          New York, New York
                          Attention: Ivy Dodes
                          Telephone:   (212) 892-3000
                          Facsimile:   (212) 892-7272

                 (ii)     If to CalPERS, then to:

                          California Public Employees' Retirement System Lincoln Plaza
                          400 "P" Street
                          Investment Office, Suite 3492
                          Sacramento, California  92812-2749
                          Attention:   Senior Investment Officer
                          Telephone:   (916) 558-4108
                          Facsimile:   (916) 558-4058

                          With a copy to:

                          Jones, Day, Reavis & Pogue
                          555 West Fifth Street, Suite 4600
                          Los Angeles, California 90013-1025
                          Attention:   Dulcie D. Brand, Esq.
                          Telephone:   (213) 243-2390
                          Facsimile:   (213) 243-2539

                          With a copy to:

                          Pacific Corporate Group, Inc.
                          1200 Prospect Street
                          LaJolla, California 92037
                          Attention:   Scott Stedman, Vice President
                          Telephone:   (858) 456-6000
                          Facsimile:   (858) 456-6018

                 (iii)    If to OTP, then to:

                          Ontario Teachers' Pension Plan Board
                          5650 Yonge Street, 5th Floor
                          Toronto, Ontario, Canada  M2M 4H5
                          Attention:   Shael Dolman
                          Telephone:   (416) 730-6335
                          Facsimile:   (416) 730-5082

                 (iv)     If to LJM2, then to:

                          LJM2-TNPC, LLC
                          333 Clay Street, Suite 1203
                          Houston, Texas  77002
                          Attention:   General Partner, LJM2
                          Telephone:   (713) 345-5867
                          Facsimile:   (713) 646-8656

                          With a copy to:

                          Kirkland & Ellis
                          655 Fifteenth Street, NW, Suite 1200
                          Washington, DC 20005
                          Attention:   Michael T. Edsall, Esq.
                          Telephone:   (202) 879-5028
                          Facsimile:   (202) 879-5200

                 (v)      If to the Company, then to:

                          TNPC, Inc.
                          10 Glenville Street
                          Greenwich, Connecticut 06831
                          Attention:   Managing Director, Law and
                                       Government Affairs
                          Telephone:   (203) 531-0400

                          Facsimile:   (203) 531-0404

         (b) Each such notice or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in Section 8.3(a) (with confirmation of transmission), or (ii) if given by any other means, when delivered at the address specified in Section 8.3(a). Any party by notice given in accordance with this Section 8.3 to the other party may designate another address (or telecopier number) or person for receipt of notices hereunder. Notices by a party may be given by counsel to such party.

         8.4     GOVERNING LAW; VENUE; SUBMISSION TO SERVICE OF PROCESS.

         (a) THIS AGREEMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, OTHER THAN THE CONFLICT OF LAWS RULES THEREOF.

         (b) THE PARTIES AGREE THAT THE STATE OF DELAWARE SHALL HAVE SOLE AND EXCLUSIVE JURISDICTION OVER ANY ACTION BROUGHT TO ENFORCE THE TERMS OF THIS AGREEMENT AND THAT THE PARTIES HEREBY CONSENT TO SUITS IN THE COURTS OF THE STATE OF DELAWARE AND WAIVE THE DEFENSES OF PERSONAL JURISDICTION, SERVICE AND VENUE.

         8.5 BINDING EFFECT; ASSIGNMENT. This Agreement and all of its provisions, rights and obligations shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned (including by operation of Law) by a party without the express written consent of the Company (in the case of assignment by the Investors) or the Investors (in the case of assignment by the Company) and any purported assignment, unless so consented to, shall be void and without effect. Nothing herein express or implied is intended or shall be construed to confer upon or to give anyone other than the parties hereto and their respective successors and permitted assigns any rights or benefits under or by reason of this Agreement and no other party shall have any right to enforce any of the provisions of this Agreement.

         8.6 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall continue in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term, provision, covenant or restriction is invalid, void or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

         8.7 COUNTERPARTS. The Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

         8.8 SPECIFIC PERFORMANCE. The parties hereto agree that, to the extent permitted by law, the terms of this agreement may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

                           (SIGNATURE PAGES FOLLOW)
                                  * * * * *

         IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first written above.



                             TNPC, INC.


                             By:      /s/ H. EUGENE LOCKHART
                                ----------------------------
                             Name:    H. Eugene Lockhart
                                  --------------------------
                             Title:   CEO
                                   -------------------------



                             DLJ MERCHANT BANKING PARTNERS II, L.P.

                             By:  DLJ Merchant Banking II, Inc.
                                  Managing General Partner


                             By:      /s/ IVY DODES
                                ----------------------------
                             Name:    Ivy Dodes
                                  --------------------------
                             Title:   Vice President
                                   -------------------------



                             DLJ MERCHANT BANKING PARTNERS II-A, L.P.

                             By:  DLJ Merchant Banking II, Inc.
                                  Managing General Partner


                             By:      /s/ IVY DODES
                                ----------------------------
                             Name:    Ivy Dodes
                                  --------------------------
                             Title:   Vice President
                                   -------------------------

                             DLJ DIVERSIFIED PARTNERS, L.P.

                             By:  DLJ Diversified Partners, Inc.
                                  Managing General Partners


                             By:      /s/ IVY DODES
                                ----------------------------
                             Name:    Ivy Dodes
                                  --------------------------
                             Title:   Vice President
                                   -------------------------



                             DLJ DIVERSIFIED PARTNERS-A, L.P.

                             By:  DLJ Diversified Partners, Inc.
                                  Managing General Partner


                             By:      /s/ IVY DODES
                                ----------------------------
                             Name:    Ivy Dodes
                                  --------------------------
                             Title:   Vice President
                                   -------------------------



                             DLJ MILLENNIUM PARTNERS, L.P.

                             By:  DLJ Merchant Banking II, Inc.
                                  Managing General Partner


                             By:      /s/ IVY DODES
                                ----------------------------
                             Name:    Ivy Dodes
                                  --------------------------
                             Title:   Vice President
                                   -------------------------

                             DLJ MILLENNIUM PARTNERS-A, L.P.

                             By:  DLJ Merchant Banking II, Inc.
                                  Managing General Partner


                             By:      /s/ IVY DODES
                                ----------------------------
                             Name:    Ivy Dodes
                                  --------------------------
                             Title:   Vice President
                                   -------------------------



                               DLJ FIRST ESC L.P.

                             By:  DLJ LBO Plans Management Corporation
                                  General Partner


                             By:      /s/ IVY DODES
                                ----------------------------
                             Name:    Ivy Dodes
                                  --------------------------
                             Title:   Vice President
                                   -------------------------



                             DLJ OFFSHORE PARTNERS II, C.V.

                             By:  DLJ Merchant Banking II, Inc.
                                  Managing General Partner


                             By:      /s/ IVY DODES
                                ----------------------------
                             Name:    Ivy Dodes
                                  --------------------------
                             Title:   Vice President
                                   -------------------------

                             DLJ EAB PARTNERS, L.P.

                             By:  DLJ LBO Plans Management Corporation
                                  General Partner


                             By:      /s/ IVY DODES
                                ----------------------------
                             Name:    Ivy Dodes
                                  --------------------------
                             Title:   Vice President
                                   -------------------------



                             DLJ ESC II, L.P.

                             By: DLJ LBO Plans Management Corporation
                                 General Partner


                             By:      /s/ IVY DODES
                                ----------------------------
                             Name:    Ivy Dodes
                                  --------------------------
                             Title:   Vice President
                                   -------------------------



                             DLJMB FUNDING II, INC.


                             By:      /s/ IVY DODES
                                ----------------------------
                             Name:    Ivy Dodes
                                  --------------------------
                             Title:   Vice President
                                   -------------------------



                             CALIFORNIA PUBLIC EMPLOYEES'
                             RETIREMENT SYSTEM


                             By:      /s/ LEON G. SHAHINIAN
                                ----------------------------
                             Name:    Leon G. Shahinian
                                  --------------------------
                             Title:   Investment Officer II
                                   -------------------------

                                 ONTARIO TEACHERS' PENSION PLAN BOARD


                                 By:      /s/ SHAEL DOLMAN
                                    ----------------------------------
                                 Name:    Shael Dolman
                                      --------------------------------
                                 Title:   Assistant Portfolio Manager
                                       -------------------------------



                                 LJM2-TNPC, LLC

                                 By:      LJM2 Co-Investment, L.P.,
                                          its Class A Member

                                 By:      LJM2 Capital Management, L.P.,
                                          its general partner

                                 By:      LJM2 Capital Management, L.L.C.,
                                          its general partner


                                 By:      /s/ KATHY LYNN
                                    ----------------------------------
                                 Name:    Kathy Lynn
                                      --------------------------------
                                 Title:   Authorized Person
                                       -------------------------------

                                                                  EXHIBIT 1.1(a)

                             FORM OF SPECIAL WARRANT

                                                                  EXHIBIT 1.1(b)

                  AMENDMENT NO. 2 TO THE STOCKHOLDERS AGREEMENT

                                                                  EXHIBIT 1.1(c)

                   OPINIONS DELIVERED ON BEHALF OF THE COMPANY

         1. The Company is duly incorporated, validly existing and in good standing in the jurisdiction of its incorporation. The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Agreement and Amendment No. 2 to the Stockholders Agreement and to consummate the transactions contemplated thereby. The Company has taken all necessary corporate action to authorize the execution, delivery and performance of the Agreement and Amendment No. 2 to the Stockholders Agreement. The Agreement and Amendment No. 2 to the Stockholders Agreement have been duly executed and delivered by the Company.

         2. Neither the execution, delivery nor performance of the Agreement and Amendment No. 2 to the Stockholders Agreement by the Company nor the consummation by the Company of the transactions contemplated by the Agreement and Amendment No. 2 to the Stockholders Agreement will violate any provisions of or conflict with, result in a breach of, constitute a default under: (a) the organizational documents of the Company; (b) any judgment, injunction, order or decree known to such counsel, after reasonable inquiry, to be binding upon the Company, or (c) any contractual or legal restriction contained in any agreement, indenture, loan or credit agreement, bond or note or guaranties of any such obligations which is identified as a material contract on an annex to the legal opinion.

         3. The Common Stock or Non-Voting Common Stock, as the case may be, to be issued, upon valid exercise of the Special Warrants in accordance with their terms, will be duly authorized and, when issued and delivered in accordance with the terms of the Special Warrants, will be validly issued, fully paid, non-assessable.

         4. Assuming the accuracy of the representations of the Investors set forth in Section 4.6 as of the date hereof, the issuance of the Special Warrants to be issued will not require registration under the Securities Act.

                                                                    SCHEDULE 3.1

                        AGREEMENTS TO ACQUIRE SECURITIES

1. Warrants: As of the date hereof, the Company has issued Special Warrants to acquire shares of Common Stock at an exercise price of $10.00 per share and Investor Warrants to acquire shares of Common Stock at an exercise price of $968.75 per share which are held as follows:

Holder                                              Special Warrants                      Investor Warrants
------                                              ----------------                      -----------------

Enron Energy Services, LLC                                  176,839                                  -0-
GE Capital Equity, Inc.                                      26,250                               18,065
DLJMB Investors                                              26,250                               18,065
CalPERS                                                      15,395                                7,742
OTP                                                          21,434                                7,742


2. AOL Agreement: Pursuant to the terms of the subscription agreement dated January 6, 2000, by and among the Company, Enron Energy Services, LLC ("EES") and America Online, Inc. ("AOL"), the Company agreed to issue up to 12,903 shares of Common Stock to AOL in increments of 1,290.3 shares for every 100,000 customers that subscribe to the Company's service through AOL, up to 1 million customers.

3. IBM Agreement: Pursuant to the terms of the subscription agreement dated May 15, 2000, by and among the Company, EES and International Business Machines Corporation ("IBM"), the Company has agreed to issue shares of Common Stock to IBM in exchange for a cash contribution of $20 million over time. First, the Company issued 5,502 shares of Common Stock in exchange for $10 million payable on May 31, 2000 and September 29, 2000. Second, provided a firm commitment underwritten public offering of shares of Common Stock registered under the Securities Act is consummated on or before May 15, 2001 (a "Qualified IPO"), then on the later to occur of December 29, 2000 or the consummation of the Qualified IPO, IBM agreed to purchase $5 million worth of Common Stock at one-half the initial public offering price in the Qualified IPO. Finally, on the later to occur of the business day following the first anniversary of a Qualified IPO or December 31, 2001, provided that the Company consummated a Qualified IPO and subject to certain exceptions, the Company agreed to issue and IBM agreed to purchase $5 million worth of Common Stock at the average of the last reported daily sales price of the Common Stock on the principal national securities exchange or market on which the Common Stock is listed or admitted to trading for each day such exchange or market is open for trading (a "Trading Day") during the twenty (20) Trading Days prior to such date.

4. Columbia Agreement: Pursuant to the terms of the subscription agreement to be entered into among Columbia Energy Services Corporation ("Columbia"), the Company and EES as provided by that certain Asset Purchase Agreement dated June 29, 2000 by and among Columbia, Columbia Energy Retail Corporation, Columbia Energy Power Marketing Corporation, the New Power Company and the Company (the "Asset Purchase Agreement"), the Company agreed to issue to Columbia on the date of closing of the Asset Purchase Agreement, 3,011 shares of Common Stock as partial consideration for the assets purchased by the Company under the Asset Purchase Agreement.

5. Stock Options: Pursuant to the terms of the TNPC, Inc. 2000 Stock Plan, the Company has issued or has available for issuance to certain of its officers, directors, employees and service providers options to acquire shares of Common Stock at a predetermined exercise price and/or restricted stock covering an aggregate of 67,097 shares of Common Stock.